EXHIBIT 99

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of August 1, 2006, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch Ratings and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS") Citigroup Global Markets Inc. ("Citigroup") and Goldman, Sachs & Co. ("Goldman Sachs" and, collectively with BAS and Citigroup the "Underwriters") pursuant to an underwriting agreement, dated as of July 20, 2006 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Registered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agency agreement, dated as of July 20, 2006 (the "Private Placement Agency Agreement"), among BACM and BAS. The Registered Certificates are more fully described in the prospectus dated July 20. 2006 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated July 20, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Registered Certificates are more fully described in a private placement memorandum, dated July 20, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of July 20, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about August 2, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            Notwithstanding the foregoing, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of August 2, 2006, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any Free Writing Prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Matters Relating to Certain Mortgage Loans.

            The Seller acknowledges that, with respect to the Mortgage Loan identified as Loan No. 16340 in the Mortgage Loan Schedule and referred to as "Columbia Bank Building (WA)", the cost of such Rating Agency Confirmation with respect to the termination of the "Parking Easement", if not paid for by the related Borrower, shall be paid by the Mortgage Loan Seller.

            SECTION 22. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 23. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, NATIONAL ASSOCIATION


                                       By: /s/ Stephen L. Hogue
                                          --------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal



                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.


                                       By: /s/ John S. Palmer
                                          --------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE



Sequence            Loan Number                 Loan Seller                  Property Name
--------            -----------                 -----------                  -------------
1                   3400190                     Bank of America              Bowen Building
2                   59124                       Bank of America              Saugus Colony
3                   3401551                     Bank of America              Herald Center
4                   3219703                     Bank of America              Southern Hills Mall
5                   3401226                     Bank of America              One Stamford Forum
6                   59799                       Bank of America              Republic Place
7                   3219702                     Bank of America              Rushmore Mall
8                   59458                       Bank of America              FBI Regional HQ Building
9                   3400144                     Bank of America              One Campus Drive
10                  3400086                     Bank of America              Phoenix Airport Marriott
11                  59643                       Bank of America              Downey Landing
12                  3400064                     Bank of America              Minneapolis Airport Marriott
13                  59770                       Bank of America              Fifth Third Center - Columbus, OH
14                  3400163                     Bank of America              Sherman Plaza
15                  3400274                     Bank of America              Hedwig Village
16                  59665                       Bank of America              Fair Lakes Promenade

17.1                59743                       Bank of America              Gateway Academy - 7131 Market Street
17.2                59743                       Bank of America              Gateway Academy - 14325 Ballantyne Meadows Drive
17.3                59743                       Bank of America              Gateway Academy - 8010 Strawberry Lane
17.4                59743                       Bank of America              Gateway Academy - 3200 McKee Road
17.5                59743                       Bank of America              Gateway Academy - 6768 West Ottawa Avenue
17.6                59743                       Bank of America              Gateway Academy - 5637 South Himalaya Street
17.7                59743                       Bank of America              Gateway Academy - 9064 East Mineral Circle
17.8                59743                       Bank of America              Gateway Academy - 900 East First Street
17.9                59743                       Bank of America              Gateway Academy - 12633 West Indore Place
17.1                59743                       Bank of America              Gateway Academy - 2401 Discovery Lane
17.11               59743                       Bank of America              Gateway Academy - 109 West Perry Road
17.12               59743                       Bank of America              Gateway Academy - 8596 Pelham Road
17.13               59743                       Bank of America              Gateway Academy - 5307 Sunset Boulevard
17.14               59743                       Bank of America              Gateway Academy - 950 Columbiana Drive
17.15               59743                       Bank of America              Gateway Academy - 1540 Old Trolley Road
17.16               59743                       Bank of America              Gateway Academy - 1966 Magwood Drive
17.17               59743                       Bank of America              Gateway Academy - 891 Johnnie Dodds Boulevard
17.18               59743                       Bank of America              Gateway Academy - 798 East Butler Road
17.19               59743                       Bank of America              Gateway Academy - 1130 Sparkleberry Lane Extension
17                  59743                       Bank of America              Gateway Academy Centers (Rollup)

18                  59817                       Bank of America              Cathedral City Marketplace
19                  3400323                     Bank of America              San Rafael Autodesk
20                  3401265                     Bank of America              Greenway Village Apartments
21                  3401474                     Bank of America              South Bank
22                  3401394                     Bank of America              Boscov's Monroeville Mall
23                  3401628                     Bank of America              2165 Francisco Blvd
24                  3401398                     Bank of America              Boscov's South Hills Village
25                  59663                       Bank of America              Fairfax Retail
26                  59728                       Bank of America              Uptown Center
27                  3401393                     Bank of America              Boscov's Marley Station
28                  3401399                     Bank of America              Boscov's White Marsh
29                  3401396                     Bank of America              Boscov's Owings Mills
30                  59512                       Bank of America              Brittany Woods Apartments
31                  3401391                     Bank of America              Boscov's Deptford Mall

32                  3400011                     Bank of America              MJ Murdock
33                  3402023                     Bank of America              Murdock Retail & Theater Center
                                                                             Subtotal Crossed Loans

34                  3400009                     Bank of America              2856-2860 Steinway Street
35                  3401397                     Bank of America              Boscov's Oxford Valley Mall
36                  3401395                     Bank of America              Boscov's Montgomery Mall
37                  59764                       Bank of America              Centennial Plaza
38                  59625                       Bank of America              Leamington Building

39.1                3400299                     Bank of America              New Hampshire Retail Portfolio - Shaw's Lancaster
39.2                3400299                     Bank of America              New Hampshire Retail Portfolio - Shaw's Woodsville
39.3                3400299                     Bank of America              New Hampshire Retail Portfolio - Kilburn Ledge
39                  3400299                     Bank of America              New Hampshire Retail Portfolio (Rollup)

40                  3400289                     Bank of America              Cedar Hill Pointe
41                  59660                       Bank of America              Tenaya Village Center
42                  59612                       Bank of America              Baylor Medical Plaza
43                  3400057                     Bank of America              Signature Self Storage
44                  59610                       Bank of America              Best Western Laguna Brisas
45                  16340                       Bank of America              Columbia Bank Building (WA)
46                  15843                       Bank of America              Sierra Vista Square Apartments
47                  59662                       Bank of America              The Shops at Fair Lakes
48                  17815                       Bank of America              River Manor
49                  59450                       Bank of America              Hilton Garden Inn
50                  3401225                     Bank of America              London Park Apartments
51                  3401439                     Bank of America              Venice & Western Retail
52                  3400287                     Bank of America              Ladera Ranch Self Storage
53                  59761                       Bank of America              DEA Warehouse/Tech Ops Building
54                  17402                       Bank of America              Bank of America Building

55.1                59508                       Bank of America              RCC Office Portfolio - Park Forest Building
55.2                59508                       Bank of America              RCC Office Portfolio - Colleyville Square
55                  59508                       Bank of America              RCC Office Portfolio (Rollup)

56                  59806                       Bank of America              Sundance Plaza
57                  13732                       Bank of America              Milrand Retail
58                  3400133                     Bank of America              Adolfo Self Storage
59                  3401203                     Bank of America              Cedar Ridge Apartments
60                  59797                       Bank of America              Raley's Newark
61                  59800                       Bank of America              Barnett Center
62                  18486                       Bank of America              Hampton Inn Hotel & Suites - Idaho Center
63                  59630                       Bank of America              Windsor Townhomes
64                  59769                       Bank of America              Eagle River Hilton Garden Inn
65                  18227                       Bank of America              U-Store America
66                  3400285                     Bank of America              Business Exchange Building
67                  59808                       Bank of America              Yorba Canyon Center
68                  59762                       Bank of America              West Trop Storage
69                  59815                       Bank of America              Empire Terrace Apts
70                  3400291                     Bank of America              Green Acres Mini Storage
71                  59809                       Bank of America              Henry's Farmers Market
72                  59198                       Bank of America              Walgreens - 56th and Pacific
73                  59793                       Bank of America              Temple Street Garage
74                  18075                       Bank of America              Comfort Suites-St. Augustine

75.1                17366                       Bank of America              Holcomb Street Properties - Lowell Rd
75.2                17366                       Bank of America              Holcomb Street Properties - Josie St
75.3                17366                       Bank of America              Holcomb Street Properties - Daniel St
75                  17366                       Bank of America              Holcomb Street Properties (Rollup)

76                  59398                       Bank of America              Lockers Self Storage
77                  3400229                     Bank of America              Nottingham Village
78                  17595                       Bank of America              Westown Gardens Apartments
79                  59707                       Bank of America              88 Willett Street
80                  59798                       Bank of America              Garland Firewheel
81                  3400039                     Bank of America              Melrose Garden Apartments
82                  17391                       Bank of America              Heisman Square
83                  16992                       Bank of America              Sandpiper Apartments
84                  16369                       Bank of America              Coastal Mini Storage - Morehead City
85                  59784                       Bank of America              Securlock at Vista Ridge
86                  18188                       Bank of America              Mayflower Apartments
87                  59795                       Bank of America              Country Club Apartments
88                  59791                       Bank of America              Eagle River Office Building III
89                  3220308                     Bank of America              RVS Chickasaw
90                  18046                       Bank of America              Shoppes at Red Bug
91                  17596                       Bank of America              Queensdale Apartments
92                  18509                       Bank of America              Maxwell Mini-Storage
93                  17958                       Bank of America              CGL Enterprises
94                  59765                       Bank of America              Flamingo Sandhill
95                  59710                       Bank of America              A to Z Mini Storage
96                  59802                       Bank of America              McFadden Plaza
                                                                             Totals

Sequence   Street Address                                      City                 State      Zip Code            Mortgage Rate (1)
--------   --------------                                      ----                 -----      --------            -----------------
1          875 15th Street, NW                                 Washington           DC         20005               6.138%
2          17621 West Pauline Court                            Santa Clarita        CA         91387               4.947%
3          1311 Broadway                                       New York             NY         10001               6.058%
4          4400 Sergeant Road                                  Sioux City           IA         51106               5.794%
5          201 Tresser Boulevard                               Stamford             CT         06901               6.373%
6          1776 Eye Street, NW                                 Washington           DC         20006               5.940%
7          2200 North Maple Avenue                             Rapid City           SD         57701               5.794%
8          2111 West Roosevelt Road                            Chicago              IL         60608               5.490%
9          One Campus Drive                                    Parsippany           NJ         07054               6.151%
10         1101 North 44th Street                              Phoenix              AZ         85008               6.293%
11         12000 - 12160 Lakewood Boulevard                    Downey               CA         90242               5.496%
12         2020 American Boulevard East                        Bloomington          MN         55425               6.363%
13         21 East State Street                                Columbus             OH         43215               6.087%
14         15350 & 15400 Sherman Way                           Van Nuys             CA         91406               5.945%
15         9401-9453 Katy Freeway                              Houston              TX         77024               6.004%
16         12189-12249 Fair Lakes Promenade                    Fairfax              VA         22033               5.576%

17.1       7131 Market Street                                  Wilmington           NC         28411
17.2       14325 Ballantyne Meadows Drive                      Charlotte            NC         28277
17.3       8010 Strawberry Lane                                Charlotte            NC         28277
17.4       3200 McKee Road                                     Charlotte            NC         28270
17.5       6768 West Ottawa Avenue                             Littleton            CO         80128
17.6       5637 South Himalaya Street                          Aurora               CO         80015
17.7       9064 East Mineral Circle                            Centennial           CO         80112
17.8       900 East First Avenue                               Broomfield           CO         80020
17.9       12633 West Indore Place                             Littleton            CO         80127
17.1       2401 Discovery Lane                                 Surfside Beach       SC         29575
17.11      109 West Perry Road                                 Myrtle Beach         SC         29579
17.12      8596 Pelham Road                                    Greenville           SC         29615
17.13      5307 Sunset Boulevard                               Lexington            SC         29072
17.14      950 Columbiana Drive                                Columbia             SC         29212
17.15      1540 Old Trolley Road                               Summerville          SC         29485
17.16      1966 Magwood Drive                                  Charleston           SC         29414
17.17      891 Johnnie Dodds Boulevard                         Mount Pleasant       SC         29464
17.18      798 East Butler Road                                Mauldin              SC         29662
17.19      1130 Sparkleberry Lane Extension                    Columbia             SC         29223
17         Various                                             Various              Various    Various             6.607%

18         34021-34491 Date Palm Drive                         Cathedral City       CA         92234               5.715%
19         111 McInnis Parkway                                 San Rafael           CA         94903               5.897%
20         8230 Greenway Village Drive                         Charlotte            NC         28269               5.990%
21         111 West Crockett Street                            San Antonio          TX         78205               5.910%
22         200 Monroeville Mall                                Monroeville          PA         15146               6.460%
23         2165-2175 Francisco Boulevard East                  San Rafael           CA         94901               6.124%
24         301 South Hills Village                             Upper St. Clair      PA         15241               6.460%
25         12993, 12995 & 12997 Fair Lakes Shopping Center     Fairfax              VA         22033               5.576%
26         2626 Howell Street                                  Dallas               TX         75204               5.673%
27         7900 Ritchie Highway                                Glen Burnie          MD         21061               6.460%
28         8200 Perry Hall Boulevard                           Nottingham           MD         21236               6.460%
29         10300 Mill Run Circle                               Owings Mills         MD         21117               6.460%
30         759 Burr Oak Lane                                   University Park      IL         60466               5.567%
31         1750 Deptford Center Road                           Woodbury             NJ         08096               6.460%

32         703 Broadway Street                                 Vancouver            WA         98660               6.135%
33         801 C Street                                        Vancouver            WA         98660               6.255%


34         2856-2860 Steinway Street                           Astoria              NY         11103               6.055%
35         2300 East Lincoln Highway                           Langhorne            PA         19047               6.380%
36         500 Montgomery Mall Boulevard                       North Wales          PA         19454               6.380%
37         2745 West Centennial Parkway                        North Las Vegas      NV         89084               5.852%
38         1814 Franklin Street                                Oakland              CA         94612               6.032%

39.1       199 Main Street                                     Lancaster            NH         03584
39.2       15 Forest Street & 4976 Dartmouth College Highway   Woodsville           NH         03785
39.3       804 Meadow Street                                   Littleton            NH         03561
39         Various                                             Various              NH         Various             6.257%

40         971 North Highway 67                                Cedar Hill           TX         75104               5.682%
41         7220, 7240, 7260, 7280 & 7290 West Azure Drive      Las Vegas            NV         89130               5.543%
42         7150 President George Bush Turnpike                 Garland              TX         75044               5.701%
43         1279 (Kemah) & 1289 (Signature) FM 518 Road         Kemah                TX         77565               6.199%
44         1600 South Coast Highway                            Laguna Beach         CA         92651               6.329%
45         1102 Broadway                                       Tacoma               WA         98402               6.292%
46         920 Sierra Vista Drive                              Las Vegas            NV         89109               5.245%
47         12701-12735 Shoppes Lane                            Fairfax              VA         22033               5.576%
48         3800 River Valley Drive                             Flint                MI         48532               5.703%
49         4900 Emerald Court Southwest                        Cleveland            OH         44135               6.064%
50         15889 Preston Road                                  Dallas               TX         75248               5.846%
51         1535, 1545, 1555 & 1565 South Western Avenue        Los Angeles          CA         90006               5.724%
52         30 Terrace Road                                     Ladera Ranch         CA         92694               5.839%
53         8909 San Dario                                      Laredo               TX         78045               5.984%
54         4625 Lindell Boulevard                              St. Louis            MO         63108               6.383%

55.1       4201 West Parmer Lane                               Austin               TX         78727
55.2       6203 Colleyville Boulevard                          Colleyville          TX         76034
55         Various                                             Various              TX         Various             5.710%

56         1621-1661 East Sunset Road                          Las Vegas            NV         89119               6.005%
57         2255-2283 Randall Road                              Carpentersville      IL         60110               5.393%
58         4060 Via Pescador                                   Camarillo            CA         93012               6.155%
59         2900 West Baker Road                                Baytown              TX         77521               6.264%
60         6399 Jarvis Avenue                                  Newark               CA         94560               5.587%
61         4250 Pacific Highway                                San Diego            CA         92110               6.016%
62         5750 East Franklin Road                             Nampa                ID         83687               6.555%
63         6699 Amora Drive                                    Berkeley             MO         63134               5.697%
64         145 East Riverside Drive                            Eagle                ID         83616               5.688%
65         998 Washington Boulevard                            Roseville            CA         95678               6.398%
66         200 Northeast Missouri Drive                        Lee's Summit         MO         64086               6.304%
67         21430, 21440, 21450 & 21530 Yorba Linda Boulevard   Yorba Linda          CA         92887               5.873%
68         9645 West Tropicana Avenue                          Las Vegas            NV         89147               5.950%
69         12825 60th Lane South                               Seattle              WA         98178               5.720%
70         95 Green Acres Drive                                Reno                 NV         89511               6.263%
71         27765 Santa Margarita Parkway                       Mission Viejo        CA         92691               5.907%
72         5602 Pacific Avenue                                 Tacoma               WA         98408               5.220%
73         11 Temple Street                                    Portland             ME         04101               6.260%
74         42 San Marco Avenue                                 St. Augustine        FL         32084               6.342%

75.1       1705 North Lowell Road                              Springdale           AR         72764
75.2       100-209 Josie Drive                                 Springdale           AR         72764
75.3       500-598 Daniel Place                                Springdale           AR         72764
75         Various                                             Springdale           AR         72764               6.120%

76         6800 North Military Trail                           Riviera Beach        FL         33407               5.893%
77         960 South Fry Road                                  Katy                 TX         77450               6.167%
78         27243 Westown Boulevard                             Westlake             OH         44145               6.007%
79         88 Willett Street                                   Albany               NY         12210               5.896%
80         5129 North Garland Avenue                           Garland              TX         75040               6.167%
81         18881 Mora Kai Lane                                 Huntington Beach     CA         92646               6.032%
82         1209-1331 East Alameda Street                       Norman               OK         73071               5.990%
83         741 Barcelona Court                                 Birmingham           AL         35209               5.659%
84         1140 Highway 24                                     Newport              NC         28570               6.161%
85         391 East Round Grove Road                           Lewisville           TX         75067               6.316%
86         425 West Ormsby Avenue                              Louisville           KY         40203               6.448%
87         1700 East Tabor Avenue                              Fairfield            CA         94533               5.895%
88         500 East Shore Drive                                Eagle                ID         83616               5.802%
89         275 South Chickasaw Trail                           Orlando              FL         32825               6.437%
90         7505 Red Bug Lake Road                              Oviedo               FL         32765               6.123%
91         7191 Mentor Avenue                                  Mentor               OH         44060               6.007%
92         312 Air Base Boulevard                              Montgomery           AL         36108               6.568%
93         5821 Farrington Road                                Durham               NC         27517               6.446%
94         3805 East Flamingo Road                             Las Vegas            NV         89121               5.934%
95         7523 N.E. Highway 99                                Vancouver            WA         98665               6.267%
96         10524-10572 McFadden Avenue & 15532 Ward Street     Garden Grove         CA         92843               6.178%

Sequence   Amortization Basis (2)    Original Balance    Cut-off Date Balance
--------   ----------------------    ----------------    --------------------
 1         Actual/360                   $115,021,987         $115,021,987
 2         Actual/360                   $115,000,000         $115,000,000
 3         Actual/360                   $110,000,000         $110,000,000
 4         Actual/360                   $101,500,000         $101,500,000
 5         Actual/360                   $100,000,000          $99,883,426
 6         Actual/360                    $96,000,000          $96,000,000
 7         Actual/360                    $94,000,000          $94,000,000
 8         Actual/360                    $90,000,000          $89,815,875
 9         Actual/360                    $80,000,000          $80,000,000
10         Actual/360                    $71,025,000          $70,903,384
11         Actual/360                    $68,500,000          $68,500,000
12         Actual/360                    $68,100,000          $67,985,249
13         Actual/360                    $52,500,000          $52,500,000
14         Actual/360                    $40,200,000          $40,200,000
15         Actual/360                    $33,900,000          $33,900,000
16         Actual/360                    $31,635,531          $31,635,531

17.1                                      $2,312,000           $2,306,678
17.2                                      $2,304,000           $2,298,696
17.3                                      $2,304,000           $2,298,696
17.4                                      $2,224,000           $2,218,880
17.5                                      $1,580,000           $1,576,363
17.6                                      $1,580,000           $1,576,363
17.7                                      $1,580,000           $1,576,363
17.8                                      $1,560,000           $1,556,409
17.9                                      $1,560,000           $1,556,409
17.1                                      $1,448,000           $1,444,667
17.11                                     $1,448,000           $1,444,667
17.12                                     $1,448,000           $1,444,667
17.13                                     $1,440,000           $1,436,685
17.14                                     $1,440,000           $1,436,685
17.15                                     $1,440,000           $1,436,685
17.16                                     $1,440,000           $1,436,685
17.17                                     $1,440,000           $1,436,685
17.18                                     $1,440,000           $1,436,685
17.19                                     $1,440,000           $1,436,685
17         Actual/360                    $31,428,000          $31,355,653

18         30/360                        $25,250,000          $25,250,000
19         Actual/360                    $21,000,000          $20,960,690
20         Actual/360                    $20,917,000          $20,917,000
21         Actual/360                    $20,000,000          $20,000,000
22         Actual/360                    $19,754,950          $19,722,399
23         Actual/360                    $19,500,000          $19,484,361
24         Actual/360                    $19,369,780          $19,337,863
25         Actual/360                    $18,688,203          $18,688,203
26         Actual/360                    $18,631,926          $18,631,926
27         Actual/360                    $17,490,919          $17,462,098
28         Actual/360                    $17,374,191          $17,345,563
29         Actual/360                    $17,263,258          $17,234,812
30         Actual/360                    $16,250,000          $16,250,000
31         Actual/360                    $16,116,794          $16,090,238

32         Actual/360                     $8,840,000           $8,840,000
33         Actual/360                     $6,160,000           $6,160,000
                                         $15,000,000          $15,000,000

34         Actual/360                    $14,700,000          $14,700,000
35         Actual/360                    $14,438,450          $14,414,216
36         Actual/360                    $14,341,855          $14,317,783
37         Actual/360                    $13,705,000          $13,705,000
38         Actual/360                    $12,500,000          $12,500,000

39.1                                      $4,455,212           $4,455,212
39.2                                      $4,326,233           $4,326,233
39.3                                      $3,613,555           $3,613,555
39         Actual/360                    $12,395,000          $12,395,000

40         Actual/360                    $10,750,000          $10,750,000
41         Actual/360                     $9,850,000           $9,850,000
42         Actual/360                     $9,240,000           $9,240,000
43         Actual/360                     $9,240,000           $9,240,000
44         Actual/360                     $9,184,166           $9,161,526
45         Actual/360                     $9,000,000           $9,000,000
46         Actual/360                     $8,550,000           $8,454,940
47         Actual/360                     $8,443,840           $8,443,840
48         Actual/360                     $7,700,000           $7,700,000
49         Actual/360                     $7,661,246           $7,633,470
50         Actual/360                     $7,500,000           $7,500,000
51         Actual/360                     $7,500,000           $7,500,000
52         Actual/360                     $7,500,000           $7,485,779
53         Actual/360                     $7,250,000           $7,250,000
54         Actual/360                     $7,090,000           $7,090,000

55.1                                      $6,453,568           $6,453,568
55.2                                        $569,432             $569,432
55         Actual/360                     $7,023,000           $7,023,000

56         Actual/360                     $7,000,000           $6,981,355
57         Actual/360                     $6,650,000           $6,650,000
58         Actual/360                     $6,500,000           $6,500,000
59         Actual/360                     $6,166,000           $6,166,000
60         Actual/360                     $6,150,000           $6,150,000
61         Actual/360                     $6,050,000           $6,050,000
62         Actual/360                     $5,950,000           $5,940,410
63         Actual/360                     $5,680,000           $5,680,000
64         Actual/360                     $5,500,000           $5,500,000
65         Actual/360                     $5,390,000           $5,390,000
66         Actual/360                     $5,250,000           $5,250,000
67         Actual/360                     $5,100,000           $5,100,000
68         Actual/360                     $5,000,000           $5,000,000
69         Actual/360                     $4,775,000           $4,775,000
70         Actual/360                     $4,750,000           $4,741,811
71         Actual/360                     $4,700,000           $4,700,000
72         Actual/360                     $4,600,000           $4,553,423
73         Actual/360                     $4,491,995           $4,477,388
74         Actual/360                     $4,400,000           $4,392,550

75.1                                      $2,875,248           $2,867,795
75.2                                        $771,408             $769,408
75.3                                        $736,344             $734,435
75         Actual/360                     $4,383,000           $4,371,639

76         Actual/360                     $4,100,000           $4,100,000
77         Actual/360                     $4,020,000           $4,012,917
78         Actual/360                     $4,000,000           $4,000,000
79         Actual/360                     $3,850,000           $3,850,000
80         Actual/360                     $3,800,000           $3,800,000
81         Actual/360                     $3,700,000           $3,696,959
82         Actual/360                     $3,608,600           $3,608,600
83         Actual/360                     $3,347,225           $3,337,314
84         Actual/360                     $2,984,000           $2,978,735
85         Actual/360                     $2,927,041           $2,927,041
86         Actual/360                     $2,700,000           $2,695,539
87         Actual/360                     $2,550,000           $2,545,225
88         Actual/360                     $2,500,000           $2,500,000
89         Actual/360                     $2,500,000           $2,498,159
90         Actual/360                     $2,415,000           $2,408,745
91         Actual/360                     $2,200,000           $2,200,000
92         Actual/360                     $2,065,000           $2,061,682
93         Actual/360                     $2,065,000           $2,061,586
94         Actual/360                     $1,864,000           $1,864,000
95         Actual/360                     $1,850,000           $1,845,371
96         Actual/360                     $1,454,551           $1,454,551
                                                           $1,964,746,808

Sequence   Remaining Term To Stated Maturity (months)  Stated Maturity Date    Due Date            Monthly Payment
--------   ------------------------------------------  --------------------    --------            ---------------
1          118                                         6/1/2016                1st                 $596,533
2          52                                          12/1/2010               1st                 $480,672
3          118                                         6/1/2016                1st                 $663,578
4          118                                         6/1/2016                1st                 $496,882
5          119                                         7/1/2016                1st                 $665,575
6          116                                         4/1/2016                1st                 $571,871
7          118                                         6/1/2016                1st                 $460,167
8          118                                         6/1/2016                1st                 $510,457
9          117                                         5/1/2016                1st                 $415,728
10         118                                         6/1/2016                1st                 $439,301
11         118                                         6/1/2016                1st                 $318,087
12         118                                         6/1/2016                1st                 $424,321
13         119                                         7/1/2016                1st                 $317,690
14         119                                         7/1/2016                1st                 $239,600
15         118                                         6/1/2016                1st                 $171,969
16         116                                         4/1/2016                1st                 $181,134

17.1
17.2
17.3
17.4
17.5
17.6
17.7
17.8
17.9
17.1
17.11
17.12
17.13
17.14
17.15
17.16
17.17
17.18
17.19
17         117                                         5/1/2016                1st                 $200,863

18         117                                         5/1/2016                1st                 $120,253
19         118                                         6/1/2016                1st                 $124,518
20         118                                         6/1/2016                1st                 $125,274
21         118                                         6/1/2016                1st                  $99,868
22         118                                         6/1/2016                1st                 $124,346
23         119                                         7/1/2016                1st                 $118,471
24         118                                         6/1/2016                1st                 $121,921
25         116                                         4/1/2016                1st                 $107,002
26         116                                         4/1/2016                1st                 $107,821
27         118                                         6/1/2016                1st                 $110,095
28         118                                         6/1/2016                1st                 $109,360
29         118                                         6/1/2016                1st                 $108,662
30         113                                         1/1/2016                1st                  $92,950
31         118                                         6/1/2016                1st                 $101,446

32         119                                         7/1/2016                1st                  $53,770
33         119                                         7/1/2016                1st                  $37,948


34         117                                         5/1/2016                1st                  $75,204
35         118                                         6/1/2016                1st                  $90,124
36         118                                         6/1/2016                1st                  $89,521
37         119                                         7/1/2016                1st                  $80,869
38         117                                         5/1/2016                1st                  $75,201

39.1
39.2
39.3
39         118                                         6/1/2016                1st                  $76,375

40         118                                         6/1/2016                1st                  $62,270
41         117                                         5/1/2016                1st                  $56,193
42         77                                          1/1/2013                1st                  $53,635
43         118                                         6/1/2016                1st                  $56,586
44         117                                         5/1/2016                1st                  $57,021
45         120                                         8/1/2016                1st                  $55,661
46         110                                         10/1/2015               1st                  $47,187
47         116                                         4/1/2016                1st                  $48,347
48         114                                         2/1/2016                1st                  $44,705
49         116                                         4/1/2016                1st                  $46,249
50         117                                         5/1/2016                1st                  $44,226
51         118                                         6/1/2016                1st                  $36,272
52         118                                         6/1/2016                1st                  $44,193
53         106                                         6/1/2015                1st                  $36,655
54         119                                         7/1/2016                1st                  $44,269

55.1
55.2
55         113                                         1/1/2016                1st                  $40,806

56         117                                         5/1/2016                1st                  $41,991
57         108                                         8/1/2015                1st                  $37,313
58         119                                         7/1/2016                1st                  $39,621
59         119                                         7/1/2016                1st                  $38,021
60         109                                         9/1/2015                1st                  $35,255
61         118                                         6/1/2016                1st                  $36,335
62         118                                         6/1/2016                1st                  $37,824
63         117                                         5/1/2016                1st                  $32,956
64         116                                         4/1/2016                1st                  $31,880
65         118                                         6/1/2016                1st                  $33,708
66         83                                          7/1/2013                1st                  $32,510
67         119                                         7/1/2016                1st                  $30,162
68         117                                         5/1/2016                1st                  $29,817
69         117                                         5/1/2016                1st                  $27,775
70         118                                         6/1/2016                1st                  $29,287
71         118                                         6/1/2016                1st                  $27,898
72         111                                         11/1/2015               1st                  $25,316
73         117                                         5/1/2016                1st                  $28,797
74         118                                         6/1/2016                1st                  $27,355

75.1
75.2
75.3
75         117                                         5/1/2016                1st                  $26,617

76         117                                         5/1/2016                1st                  $24,773
77         118                                         6/1/2016                1st                  $24,535
78         116                                         4/1/2016                1st                  $24,000
79         117                                         5/1/2016                1st                  $22,826
80         118                                         6/1/2016                1st                  $23,193
81         119                                         7/1/2016                1st                  $22,260
82         116                                         4/1/2016                1st                  $21,612
83         113                                         1/1/2016                1st                  $19,424
84         118                                         6/1/2016                1st                  $18,201
85         118                                         6/1/2016                1st                  $18,148
86         118                                         6/1/2016                1st                  $16,974
87         118                                         6/1/2016                1st                  $15,117
88         118                                         6/1/2016                1st                  $14,672
89         119                                         7/1/2016                1st                  $15,698
90         117                                         5/1/2016                1st                  $14,671
91         116                                         4/1/2016                1st                  $13,200
92         118                                         6/1/2016                1st                  $13,145
93         118                                         6/1/2016                1st                  $12,979
94         117                                         5/1/2016                1st                  $11,097
95         117                                         5/1/2016                1st                  $11,411
96         117                                         5/1/2016                1st                   $8,888

Sequence   Administrative Fee Rate (3)   Primary Servicing Fee Rate     Master Servicing Fee Rate     Ownership Interest
--------   ---------------------------   --------------------------     -------------------------     ------------------
1          0.021%                        0.010%                         0.010%                        Fee
2          0.021%                        0.010%                         0.010%                        Fee
3          0.021%                        0.010%                         0.010%                        Fee
4          0.021%                        0.010%                         0.010%                        Fee
5          0.021%                        0.010%                         0.010%                        Fee
6          0.021%                        0.010%                         0.010%                        Fee
7          0.021%                        0.010%                         0.010%                        Fee
8          0.021%                        0.010%                         0.010%                        Fee
9          0.021%                        0.010%                         0.010%                        Fee
10         0.021%                        0.010%                         0.010%                        Fee
11         0.021%                        0.010%                         0.010%                        Fee/Leasehold
12         0.021%                        0.010%                         0.010%                        Fee
13         0.021%                        0.010%                         0.010%                        Fee
14         0.021%                        0.010%                         0.010%                        Fee
15         0.021%                        0.010%                         0.010%                        Fee
16         0.021%                        0.010%                         0.010%                        Fee

17.1                                                                                                  Fee
17.2                                                                                                  Fee
17.3                                                                                                  Fee
17.4                                                                                                  Fee
17.5                                                                                                  Fee
17.6                                                                                                  Fee
17.7                                                                                                  Fee
17.8                                                                                                  Fee
17.9                                                                                                  Fee
17.1                                                                                                  Fee
17.11                                                                                                 Fee
17.12                                                                                                 Fee
17.13                                                                                                 Fee
17.14                                                                                                 Fee
17.15                                                                                                 Fee
17.16                                                                                                 Fee
17.17                                                                                                 Fee
17.18                                                                                                 Fee
17.19                                                                                                 Fee
17         0.021%                        0.010%                         0.010%                        Fee

18         0.051%                        0.040%                         0.010%                        Fee
19         0.021%                        0.010%                         0.010%                        Fee
20         0.021%                        0.010%                         0.010%                        Fee
21         0.021%                        0.010%                         0.010%                        Fee
22         0.041%                        0.030%                         0.010%                        Fee
23         0.021%                        0.010%                         0.010%                        Fee
24         0.041%                        0.030%                         0.010%                        Fee
25         0.021%                        0.010%                         0.010%                        Fee
26         0.051%                        0.040%                         0.010%                        Fee
27         0.041%                        0.030%                         0.010%                        Leasehold
28         0.041%                        0.030%                         0.010%                        Fee
29         0.041%                        0.030%                         0.010%                        Fee
30         0.051%                        0.040%                         0.010%                        Fee
31         0.041%                        0.030%                         0.010%                        Fee

32         0.021%                        0.010%                         0.010%                        Fee
33         0.021%                        0.010%                         0.010%                        Fee


34         0.021%                        0.010%                         0.010%                        Fee
35         0.041%                        0.030%                         0.010%                        Leasehold
36         0.041%                        0.030%                         0.010%                        Leasehold
37         0.021%                        0.010%                         0.010%                        Fee
38         0.021%                        0.010%                         0.010%                        Fee

39.1                                                                                                  Fee
39.2                                                                                                  Fee
39.3                                                                                                  Fee
39         0.021%                        0.010%                         0.010%                        Fee

40         0.071%                        0.060%                         0.010%                        Fee
41         0.061%                        0.050%                         0.010%                        Fee
42         0.061%                        0.050%                         0.010%                        Fee
43         0.021%                        0.010%                         0.010%                        Fee
44         0.021%                        0.010%                         0.010%                        Leasehold
45         0.041%                        0.030%                         0.010%                        Fee
46         0.041%                        0.030%                         0.010%                        Fee
47         0.021%                        0.010%                         0.010%                        Fee
48         0.071%                        0.060%                         0.010%                        Fee
49         0.021%                        0.010%                         0.010%                        Fee
50         0.071%                        0.060%                         0.010%                        Fee
51         0.021%                        0.010%                         0.010%                        Fee
52         0.021%                        0.010%                         0.010%                        Fee
53         0.021%                        0.010%                         0.010%                        Fee
54         0.051%                        0.040%                         0.010%                        Fee

55.1                                                                                                  Fee
55.2                                                                                                  Fee
55         0.071%                        0.060%                         0.010%                        Fee

56         0.021%                        0.010%                         0.010%                        Fee
57         0.041%                        0.030%                         0.010%                        Fee
58         0.021%                        0.010%                         0.010%                        Fee
59         0.021%                        0.010%                         0.010%                        Fee
60         0.051%                        0.040%                         0.010%                        Fee
61         0.021%                        0.010%                         0.010%                        Fee
62         0.041%                        0.030%                         0.010%                        Fee
63         0.021%                        0.010%                         0.010%                        Fee
64         0.021%                        0.010%                         0.010%                        Fee
65         0.041%                        0.030%                         0.010%                        Fee
66         0.041%                        0.030%                         0.010%                        Fee
67         0.021%                        0.010%                         0.010%                        Fee
68         0.021%                        0.010%                         0.010%                        Fee
69         0.021%                        0.010%                         0.010%                        Fee
70         0.021%                        0.010%                         0.010%                        Fee
71         0.021%                        0.010%                         0.010%                        Fee
72         0.021%                        0.010%                         0.010%                        Fee
73         0.071%                        0.060%                         0.010%                        Leasehold
74         0.091%                        0.080%                         0.010%                        Fee

75.1                                                                                                  Fee
75.2                                                                                                  Fee
75.3                                                                                                  Fee
75         0.041%                        0.030%                         0.010%                        Fee

76         0.021%                        0.010%                         0.010%                        Fee
77         0.021%                        0.010%                         0.010%                        Fee
78         0.071%                        0.060%                         0.010%                        Fee
79         0.021%                        0.010%                         0.010%                        Fee
80         0.021%                        0.010%                         0.010%                        Fee
81         0.021%                        0.010%                         0.010%                        Fee
82         0.041%                        0.030%                         0.010%                        Fee
83         0.081%                        0.070%                         0.010%                        Fee
84         0.061%                        0.050%                         0.010%                        Fee
85         0.061%                        0.050%                         0.010%                        Fee
86         0.071%                        0.060%                         0.010%                        Fee
87         0.021%                        0.010%                         0.010%                        Fee
88         0.021%                        0.010%                         0.010%                        Fee
89         0.021%                        0.010%                         0.010%                        Fee
90         0.041%                        0.030%                         0.010%                        Fee
91         0.071%                        0.060%                         0.010%                        Fee
92         0.091%                        0.080%                         0.010%                        Fee
93         0.091%                        0.080%                         0.010%                        Fee
94         0.021%                        0.010%                         0.010%                        Fee
95         0.021%                        0.010%                         0.010%                        Fee
96         0.071%                        0.060%                         0.010%                        Fee

                                        Original
                                        Amortization
Sequence   Cross-Collateralized Loans   Months              ARD Loan     Grace Period   Loan Group
--------   --------------------------   ------------        --------     ------------   ----------
1          No                                               No                          1
2          No                                               No           5              2
3          No                           360                 No                          1
4          No                                               No           5              1
5          No                           300                 No                          1
6          No                           360                 No                          1
7          No                                               No           5              1
8          No                           360                 No                          1
9          No                                               No                          1
10         No                           360                 No                          1
11         No                                               No                          1
12         No                           360                 No                          1
13         No                           360                 No           5              1
14         No                           360                 No           5              1
15         No                                               No           5              1
16         No                           360                 No           5              1

17.1                                                                                    1
17.2                                                                                    1
17.3                                                                                    1
17.4                                                                                    1
17.5                                                                                    1
17.6                                                                                    1
17.7                                                                                    1
17.8                                                                                    1
17.9                                                                                    1
17.1                                                                                    1
17.11                                                                                   1
17.12                                                                                   1
17.13                                                                                   1
17.14                                                                                   1
17.15                                                                                   1
17.16                                                                                   1
17.17                                                                                   1
17.18                                                                                   1
17.19                                                                                   1
17         No                           360                 No                          1

18         No                                               No           10             1
19         No                           360                 No           5              1
20         No                           360                 No           5              2
21         No                                               No           5              1
22         No                           360                 No                          1
23         No                           360                 No           5              1
24         No                           360                 No                          1
25         No                           360                 No           5              1
26         No                           360                 No           5              1
27         No                           360                 No                          1
28         No                           360                 No                          1
29         No                           360                 No                          1
30         No                           360                 No           5              2
31         No                           360                 No                          1

32         Yes - BACM 06-3 A            360                 No           5              1
33         Yes - BACM 06-3 A            360                 No           5              1


34         No                                               No                          1
35         No                           360                 No                          1
36         No                           360                 No                          1
37         No                           360                 No           5              1
38         No                           360                 Yes          5              1

39.1                                                                                    1
39.2                                                                                    1
39.3                                                                                    1
39         No                           360                 No           5              1

40         No                           360                 No           5              1
41         No                           360                 No           5              1
42         No                           360                 Yes          5              1
43         No                           360                 No           5              1
44         No                           360                 No           5              1
45         No                           360                 No           5              1
46         No                           360                 No           5              2
47         No                           360                 No           5              1
48         No                           360                 No           5              2
49         No                           360                 No           5              1
50         No                           360                 No           5              2
51         No                                               No           5              1
52         No                           360                 No           5              1
53         No                                               Yes          5              1
54         No                           360                 No           5              1

55.1                                                                                    1
55.2                                                                                    1
55         No                           360                 No           5              1

56         No                           360                 No           5              1
57         No                           360                 No           5              1
58         No                           360                 No           5              1
59         No                           360                 No           5              2
60         No                           360                 No           5              1
61         No                           360                 No           5              1
62         No                           360                 No           5              1
63         No                           360                 No           5              2
64         No                           360                 No           5              1
65         No                           360                 No           7              1
66         No                           360                 Yes          5              1
67         No                           360                 No           5              1
68         No                           360                 No           5              1
69         No                           360                 No           5              2
70         No                           360                 No           5              1
71         No                           360                 No           5              1
72         No                           360                 No           5              1
73         No                           323                 No           5              1
74         No                           360                 No           5              1

75.1                                                                                    2
75.2                                                                                    2
75.3                                                                                    2
75         No                           360                 No           5              2

76         No                           342                 No           5              1
77         No                           360                 No           5              1
78         No                           360                 No           5              2
79         No                           360                 No           5              2
80         No                           360                 No           5              1
81         No                           360                 No           5              2
82         No                           360                 No           5              1
83         No                           356                 No           5              2
84         No                           360                 No           5              1
85         No                           360                 Yes          5              1
86         No                           360                 No           5              2
87         No                           360                 No           5              2
88         No                           360                 No           5              1
89         No                           360                 No           5              1
90         No                           360                 No           5              1
91         No                           360                 No           5              2
92         No                           360                 No           5              1
93         No                           360                 No           5              1
94         No                           360                 No           5              1
95         No                           360                 No           5              1
96         No                           360                 No           5              1

1) Rates are to full precision in the "BACM2006_3.xls" file located on the computer diskette.

2) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

3) Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since June 26, 2006. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated Mortgagors have an aggregate principal balance equaling more than $195,500,000.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 6
                         Assignment of Leases and Rents.

--------------------------------------------------------------------------------
To the extent that the related Borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.
--------------------------------------------------------------------------------

                                REPRESENTATION 14
                                   Insurance.

--------------------------------------------------------------------------------
Some Loan Documents provide that the loss of rents or income, as applicable, will be insured until the earlier of (i) completion of Restoration or, in some cases, the return of rents/income to the level which existed prior to the loss, or (ii) the expiration of twelve (12) months.
--------------------------------------------------------------------------------
Saugus Colony (59124)       The related Borrower has $104,000,000 in
                            replacement cost insurance while the insurable
                            value of the Mortgaged Property is $112,000,000 and
                            the Original Principal Balance of the Mortgage Loan
                            is $115,000,000, however, the replacement cost
                            insurance includes a rider providing 125% coverage
                            for rebuilding, namely $130,000,000.
--------------------------------------------------------------------------------
Boscov's Deptford Mall      The related Borrower is required to maintain only
(3401391)                   the insurance required by the Boscov's lease.

Boscov's Marley Station
(3401393)

Boscov's Monroeville Mall
(3401394)

Boscov's Montgomery Mall
(3401395)

Boscov's Owings Mills
(3401396)

Boscov's Oxford Valley
Mall (3401397)

Boscov's South Hills
Village (3401398)

Boscov's White Marsh
(3401399)
--------------------------------------------------------------------------------
Saugus Colony (59124)       The related Mortgaged Property is located in the
                            State of California, however the related Loan
Best Western Laguna         Documents do not require seismic insurance.
Brisas (59610)

Leamington Building (59625)

Downey Landing (59643)

Country Club Apartments
(59795)

McFadden Plaza (59802)

Yorba Canyon Center
(59808)

Henry's Farmers Market
(59809)

Melrose Garden Apartments
(3400039)

Adolfo Self Storage
(3400133)

Sherman Plaza (3400163)

San Rafael Autodesk
(3400323)

Venice & Western Retail
(3401439)

2165 Francisco Blvd
(3401628)
--------------------------------------------------------------------------------
RVS Chickasaw (3220308)     The related Mortgaged Property is located in the
                            State of Florida, however the related Loan Documents
                            do not require windstorm insurance.
--------------------------------------------------------------------------------
Country Club Apartments     The related Borrower is not required to maintain
(59795)                     terrorism insurance.

RVS Chickasaw (3220308)
--------------------------------------------------------------------------------
One Campus Drive (3400144)  The related Borrower is not required to expend more than (i) 1.5x the Adjusted Insurance Premium Amount (defined below) or (ii) $150,000 whichever is greater per year to maintain insurance premiums for all risk and business income interruption insurance without any exclusion for terrorism.

                            "Adjusted Insurance Premium Amount" means (i) with
                            respect to the first Loan Year (as defined in the
                            related Mortgage Loan agreement), the Insurance
                            Premiums payable for such Loan Year allocable to the
                            insurance coverages described in Section 3.3(a)(i)
                            and (iii) of the Mortgage Loan agreement, inclusive
                            of Terrorism Insurance, and (ii) for each succeeding
                            Loan Year, the greater of (x) the amount of the
                            Insurance Premiums payable for the first Loan Year
                            allocable to the insurance coverages described in
                            Section 3.3(a)(i) and (iii) of the Mortgage Loan
                            agreement, inclusive of Terrorism Insurance, and (y)
                            the product obtained by multiplying the amount of
                            the Insurance Premiums payable for the first Loan
                            Year allocable to the insurance coverages described
                            in Section 3.3(a)(i) and (iii) of the Mortgage Loan
                            agreement, inclusive of Terrorism Insurance, by a
                            fraction, the numerator of which will be the Price
                            Index (as defined in the Mortgage Loan agreement)
                            for the most recent month of the then-current Loan
                            Year and the denominator of which will be the Price
                            Index as of the date of the closing of the related
                            Mortgage Loan.
--------------------------------------------------------------------------------
Herald Center (3401551)     The related Borrower is not required to expend more
                            than $180,000 per fiscal year to maintain terrorism
                            insurance.
--------------------------------------------------------------------------------
The Shops at Fair Lakes     Annual terrorism insurance premiums are capped at
(59662)                     200% of the cost of the terrorism insurance premium
                            as of the closing of the related Mortgage Loan.
Fairfax Retail (59663)

Fair Lakes Promenade        As an alternative to the policies required to be
(59665)                     maintained pursuant to related Loan Documents, the
                            related Borrower may maintain (or cause to be
                            maintained) insurance policies which (i) have
                            coverages, deductibles and/or other related
                            provisions other than those required by the Loan
                            Documents and/or (ii) are provided by insurance
                            companies not meeting the credit rating required by
                            the Loan Documents (any such policy, "Non-Conforming
                            Policy"), provided, that, prior to obtaining such
                            Non-Conforming Policies (or permitting such
                            Non-Conforming Policies to be obtained), the related
                            Borrower will have (1) received the related
                            mortgagee's prior written consent thereto and (2) if
                            required by the related mortgagee, confirmed that
                            the mortgagee has received a Rating Agency
                            confirmation with respect to any such Non-Conforming
                            Policy.
--------------------------------------------------------------------------------
Rushmore Mall (3219702)     Except with respect to the companies issuing
                            Policies for earthquake insurance, flood hazard insurance and terrorism insurance, the insurance policies will be issued by insurance companies having a claims paying ability rating of "AA" or better by at least two Rating Agencies, one of which must be S&P or such other Rating Agencies approved by the mortgagee; provided, however, in the event the insurance policies are obtained from a syndicate of five (5) or more insurance companies, not less than 60% of such insurers may have a claims paying ability rating of "A" by the Rating Agencies if (i) the primary layer of coverage is obtained from insurers having a claims paying ability rating of "A" or better by the Rating Agencies and (ii) the balance of the companies providing such insurance have a claims paying ability rating of "BBB" or better by the Rating Agencies.

                            The mortgagee will receive notice 15 days prior to the expiration date of the insurance policies in the event that the insurance policies have not been renewed.
--------------------------------------------------------------------------------

                                REPRESENTATION 19
                            Environmental Conditions.

--------------------------------------------------------------------------------
Cathedral City Marketplace  The related Mortgagor has not agreed to indemnify
(59817) the related mortgagee for losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor. Instead, the related Mortgagor has provided the related mortgagee with an environmental insurance policy.
--------------------------------------------------------------------------------

                                REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.

--------------------------------------------------------------------------------
Lockers Self Storage        The monthly payments on the related Mortgage Loan
(59398)                     are interest only for 1 year.

Garland Firewheel
(59798)
--------------------------------------------------------------------------------
Brittany Woods Apartments
(59512)

Baylor Medical Plaza
(59612)

Tenaya Village Center
(59660)

88 Willett Street (59707)   The monthly payments on the related Mortgage Loan
                            are interest only for 2 years.
Flamingo Sandhill (59765)

Business Exchange Building
(3400285)

Cedar Hill Pointe (3400289)

Cedar Ridge Apartments
(3401203)
--------------------------------------------------------------------------------
RCC Office Portfolio
(59508)

Leamington Building (59625)

Eagle River Hilton Garden
Inn (59769)

Securlock at Vista Ridge
(59784)

Eagle River Office
Building III (59791)

Raley's Newark (59797)

Barnett Center (59800)

McFadden Plaza (59802)      The monthly payments on the related Mortgage Loan
                            are interest only for 3 years.
Yorba Canyon Center (59808)

Henry's Farmers Market
(59809)

MJ Murdock (3400011)

Signature Self Storage
(3400057)

New Hampshire Retail
Portfolio (3400299)

London Park Apartments
(3401225)

Murdock Retail & Theater
Center (3402023)
--------------------------------------------------------------------------------
Fifth Third Center -        The monthly payments on the related Mortgage Loan
Columbus, OH (59770)        are interest only for 4 years.
--------------------------------------------------------------------------------
Windsor Townhomes (59630)

The Shops at Fair Lakes
(59662)

Fairfax Retail (59663)

Fair Lakes Promenade
(59665)

Uptown Center (59728)

West Trop Storage (59762)

Centennial Plaza (59764)    The monthly payments on the related Mortgage Loan
                            are interest only for 5 years.
Republic Place (59799)

Empire Terrace Apts (59815)

Adolfo Self Storage
(3400133)

Sherman Plaza (3400163)

Greenway Village
Apartments (3401265)

Herald Center (3401551)
--------------------------------------------------------------------------------
DEA Warehouse/Tech Ops      The monthly payments on the related Mortgage Loan
Building (59761)            are interest only until hyperamortization which
                            begins after the 9th year.
--------------------------------------------------------------------------------
Saugus Colony (59124)

Downey Landing (59643)

Cathedral City Marketplace
(59817)

2856-2860 Steinway Street
(3400009)

One Campus Drive (3400144)

Bowen Building (3400190)    The loan is interest only for the entire term.

Hedwig Village (3400274)

Venice & Western Retail
(3401439)

South Bank (3401474)

Rushmore Mall (3219702)

Southern Hills Mall
(3219703)
--------------------------------------------------------------------------------

                                REPRESENTATION 24
                            Waivers and Modification.

--------------------------------------------------------------------------------
One Stamford Forum          The related Mortgage Loan with an initial principal
(3401226)                   balance of $134,000,000 is being split into a note
                            A and a note B with initial principal balances of
                            $100,000,000 and $34,000,000, respectively. The note
                            B will not be included in the Trust Fund.
--------------------------------------------------------------------------------
FBI Regional HQ Building    The payment date and maturity date have been
(59458)                     changed from the 10th of the month to the 1st.
--------------------------------------------------------------------------------
FBI Regional HQ Building    A springing member is being added to the ownership
(59458)                     structure in the event of bankruptcy or insolvency
                            of the special purpose entity member of the
                            borrower. Such springing member will be an
                            independent director.
--------------------------------------------------------------------------------
Eagle River Hilton Garden   The property manager is changing from Johnson
Inn (59769)                 Brothers Hospitality LLC to a related entity,
                            namely Eagle River Hospitality LLC.
--------------------------------------------------------------------------------

                                REPRESENTATION 26
                         Releases of Mortgaged Property.

--------------------------------------------------------------------------------
Gateway Academy (59743)     Individual Mortgaged Properties may be released
                            upon the payment of a release price equal to 120%
                            of the allocated loan amount and the satisfaction
                            of certain other conditions set forth in the Loan
                            Documents including, without limitation, the
                            following: the payment of any applicable prepayment
                            fee, evidence that following the release, the debt
                            service coverage ratio for the remaining Mortgaged
                            Properties will be at least equal to 1.20:1.00 and
                            payment of mortgagee's costs and expenses.
--------------------------------------------------------------------------------
Rushmore Mall (3219702)     The related may, on a one-time basis, obtain a
                            release of the lien of the mortgage encumbering the
                            related Mortgaged Property ("Release Property") by
                            substituting therefore another retail property of
                            like kind and quality acquired by such Borrower (the
                            "New Property"). In addition, any such substitution
Southern Hills Mall         is subject to, without limitation, the following
(3219703)                   conditions precedent: (a) the related sponsor or an
                            affiliate controls the related Borrower; (b) no
                            event of default exists (other than an event of
                            default which would be cured by the substitution of
                            the New Property); (c) receipt by the mortgagee of a
                            FIRREA appraisal of the New Property dated no more
                            than 180 days prior to the substitution by a
                            national appraisal firm, indicating that the fair
                            market value of the New Property is not less than
                            one hundred ten percent of the greater of (i) the
                            appraised value of the Release Property and (ii) the
                            fair market value of the Release Property as of the
                            date immediately preceding the substitution; and (d)
                            the mortgagee will receive confirmation from the
                            rating agencies that such substitution will not
                            result in a downgrade, withdrawal or qualification
                            of any ratings issued, or to be issued, in
                            connection with a securitization involving the
                            related Mortgage Loan.
--------------------------------------------------------------------------------

                                REPRESENTATION 27
                                   Defeasance.

--------------------------------------------------------------------------------
With respect to certain of the Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.
--------------------------------------------------------------------------------
Rushmore Mall (3219702)     The related Borrower is obligated to pay servicing
                            fees relating to the defeasance of the Mortgage
Southern Hills Mall         Loan, however such fees will not exceed $15,000.
(3219703)
--------------------------------------------------------------------------------

                                REPRESENTATION 30
                             Single-Purpose Entity.

--------------------------------------------------------------------------------
The mortgage lender typically does not require that a borrower have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.
--------------------------------------------------------------------------------
Hedwig Village (3400274)    The related Mortgage Loan has an original principal
                            balance of $33,900,000.00, however no independent
                            director was required.
--------------------------------------------------------------------------------
London Park Apartments      Pursuant to the related Loan Documents, the related
(3401225)                   Borrower previously owned that certain property
                            located approximately at 6151 Mockingbird Lane,
                            Dallas, Texas (the "Previously Owned Property"),
                            however the related Borrower no longer owns any
                            interest in the Previously Owned Property and the
                            related Borrower has no material contingent or
                            actual obligations related to the Previously Owned
                            Property.
--------------------------------------------------------------------------------
Cedar Hill Pointe (3400289) Pursuant to the related Loan Documents, the related
                            Borrower previously owned certain pad sites (the
                            "Previously Owned Property"), however the related
                            Borrower no longer owns any interest in the
                            Previously Owned Property and the related Borrower
                            and the borrower principal have recourse liability
                            for losses incurred by mortgagee due to Borrower's
                            prior ownership of the Previously Owned Property.
--------------------------------------------------------------------------------

                                REPRESENTATION 32
                        Litigation or Other Proceedings.

--------------------------------------------------------------------------------
Bowen Building (3400190)    The related Borrower is a defendant in a case
                            brought by a construction company. The Borrower is
                            currently seeking settlement of the case and
                            reserved $2,100,000 in relation to such litigation
                            in the Mortgage Loan agreement.
--------------------------------------------------------------------------------
Signature Self Storage      The related Borrower is a defendant in two (2)
(3400057)                   cases.  In one case a law firm is seeking
                            $426,872.15 seeking payment of legal fees. In the
                            other case a former real estate investment program
                            sponsor seeking compensation and reimbursements and
                            an accounting of such program. The Borrower
                            estimates that its ultimate liability to the former
                            real estate investment program sponsor would not
                            exceed $500,000. The Borrower is currently seeking
                            settlement of both cases.
--------------------------------------------------------------------------------

                                REPRESENTATION 41
                            Non-Recourse Exceptions.

--------------------------------------------------------------------------------
Downey Landing (59643)

Eagle River Hilton Garden
Inn (59769)

Securlock at Vista Ridge
(59784)

Eagle River Office
Building III (59791)

Temple Street Garage
(59793)

Garland Firewheel (59798)

Yorba Canyon Center (59808)

Henry's Farmers Market
(59809)

MJ Murdock (3400011)

Signature Self Storage
(3400057)
                                The borrower principal is not a natural person.
Sussex-Minneapolis Airport
Marriott (3400064)

Sussex-Phoenix Airport
Marriott (3400086)

One Campus Drive (3400144)

Sherman Plaza (3400163)

Bowen Building (3400190)

Nottingham Village
(3400229)

Ladera Ranch Self
Storage (3400287)

One Stamford Forum
(3401226)

Venice & Western Retail
(3401439)

Murdock Retail & Theater
Center (3402023)
--------------------------------------------------------------------------------
FBI Regional HQ Building
(59458)

Cathedral City Marketplace
(59817)

Hedwig Village (3400274)

Cedar Hill Pointe (3400289)

Boscov's Deptford Mall
(3401391)

Boscov's Marley Station
(3401393)

Boscov's Monroeville Mall
(3401394)

Boscov's Montgomery Mall    There is no borrower principal in connection with
(3401395)                   these Mortgage Loans.

Boscov's Owings Mills
(3401396)

Boscov's Oxford Valley
Mall (3401397)

Boscov's South Hills
Village (3401398)

Boscov's White Marsh
(3401399)

South Bank (3401474)

Rushmore Mall (3219702)

Southern Hills Mall
(3219703)
--------------------------------------------------------------------------------

                                REPRESENTATION 42
                              Separate Tax Parcels.

--------------------------------------------------------------------------------
RCC Office Portfolio - Park   The Colleyville Property is a condominium unit and
Forest Building A&B (59508)   is not a separate tax lot.
--------------------------------------------------------------------------------
Centennial Plaza (59764)      The related Mortgaged Property is assessed under
                              the same tax parcel number as an adjoining parcel.
                              The related Borrower has covenanted to take commercially reasonable steps to cause the county to issue a separate tax parcel number for the Mortgaged Property. A recourse carveout was added for losses which may result from the related
                              Mortgaged Property's failure to be assessed as a separate tax parcel and taxes for the entire parcel have been and will continue to be escrowed until such Mortgaged Property is assessed as a separate tax parcel.

--------------------------------------------------------------------------------

                                REPRESENTATION 43
                              Financial Statements.

--------------------------------------------------------------------------------
Some Loan Documents provide that annual financial statements will be audited by an upon the request of the holder of the Mortgage Loan only following the occurrence of an event of default under such Loan Documents or only if financial statements are not delivered in a timely fashion.
--------------------------------------------------------------------------------
Gateway Academy (59743)       The original principal balance of the related
                              Mortgage Loan was greater than $20,000,000,
Rushmore Mall (3219702)       however annual financial statements are not
                              required to be audited by an independent certified
Southern Hills Mall (3219703) public accountant.
--------------------------------------------------------------------------------

                                REPRESENTATION 44
                            Fee/Leasehold Properties.

--------------------------------------------------------------------------------
Best Western Laguna Brisas    The related Mortgaged Property may only be used
(59610)                       for the operation of hotel/hospitality business.

                              The related leasehold mortgage is subordinate to
                              the existing fee mortgage pursuant to the terms of
                              the ground lease, however the existing fee
                              mortgagee delivered a non-disturbance and
                              attornment agreement in favor of Bank of America,
                              N.A., its successors and assigns, on the closing
                              date. Ground lease has been amended to make future
                              subordination of the leasehold mortgage interest
                              conditional upon the relevant fee mortgagee's
                              delivery of a non-disturbance and attornment
                              agreement.
--------------------------------------------------------------------------------
Downey Landing (59643)        The related landlord's right, title and interest
                              in the related Mortgaged Property are and will be superior to all leasehold mortgages.

                              The related landlord's consent will be required for assignments.

                              The related tenant is required to (a) use the
                              related Mortgaged Property as a retail shopping
                              center and then only for the uses expressly
                              described on Exhibit H of the Ground Lease (the
                              uses expressly permitted under the Downey Landing
                              Specific Plan, No. SP-01-01, except for dry
                              cleaners) and (b) neither use nor permit the use
                              of such Mortgaged Property for any other use
                              without the prior written consent of the related
                              landlord, which consent such landlord may grant or
                              withhold in its sole and absolute discretion.
--------------------------------------------------------------------------------
Temple Street Garage          Initial term of the related Ground Lease will
(59793)                       expire March 31, 2013. The related tenant will
                              have two options to extend the related Ground
                              Lease, with the first extension expiring March 31, 2023 and the second extension expiring March 31, 2033.

                              The related tenant is not allowed to assign or sublet the related Ground Lease unless each of the City and the related leasehold mortgagee approves such assignment in writing; provided that the related Ground Lease may be assigned as security for any loan or in a foreclosure (or deed in lieu thereof) without a requirement for approval or consent.
--------------------------------------------------------------------------------

                           BACM 2006-3 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS

Schedule IIA (6) Assignment of Leases and Rents

      To the extent that the related Mortgagor leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.

Schedule IIA (9) Mortgage Lien

      With respect to the Heisman Square Mortgage Loan (Loan No. 17391), two restaurant tenants potentially violate a covenants, conditions and restrictions document recorded against the Mortgaged Property in favor of an Albertson's grocery store. However, (i) Albertson's has not formally protested the condition and (ii) the Mortgagor was required to deposit $50,000 at the closing of the Mortgage Loan as reserves to cover 18 months of rent for the two restaurant tenants.

Schedule IIA (14) Insurance

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Sandpiper Apartments Mortgage Loan (Loan No. 16992), the related hazard insurance policy covering the Mortgaged Property contains a co-insurance clause, but the Mortgagor was required to (i) insure the Mortgaged Property for its appraised value ($4.25MM; which was 21% greater the outstanding principal balance of such Mortgage Loan) and
      (ii) obtain an annual inflation guard endorsement.

      With respect to the Comfort Suites - St. Augustine Mortgage Loan (Loan No. 18075), the related hazard insurance policies (including windstorm insurance) (i) cover 100% of the replacement cost of the improvements located on the related Mortgaged Property but (ii) contain a 90% co-insurance clause with respect to the contents of such Mortgaged Property.

Schedule IIA (17) Additional Collateral

      The Loan Documents with respect to the Sandpiper Apartments Mortgage Loan (Loan No. 16992) permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

Schedule IIA (19) Environmental Conditions

      The Environmental Report for the Mortgaged Property securing the Milrand Retail Mortgage Loan (Loan No. 13732) is dated more than twelve months prior to the Closing Date.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first year of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            17595             Westown Gardens Apartments
            17596             Queensdale Apartments

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first two years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            17391             Heisman Square

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            17815             River Manor
            17402             Bank of America Building
            13732             Milrand Retail
            18227             U-Store America

Schedule IIA (23) Transfers and Subordinate Debt

      With respect to the Sandpiper Apartments Mortgage Loan (Loan No. 16992):

            (i) secured subordinate debt in the amount of $155,000 was funded and existed at the origination of such Mortgage Loan, but such secured debt was subsequently satisfied and the related subordinate lien encumbering the Mortgaged Property was released; and

            (ii) the Loan Documents permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

      With respect to the U-Store America Mortgage Loan (Loan No. 18227), the Mortgagor consists of two limited liability companies (the "TIC Borrowers") that own the applicable Mortgaged Property as tenants-in-common. The related Loan Documents permit one of the TIC Borrowers to transfer its interest in the Mortgage Property (2.33%) to the other TIC Borrower provided that certain conditions set forth in the Loan Documents are satisfied.

      The Loan Documents with respect to the Heisman Square Mortgage Loan (Loan No. 17391):

            (i) require the mortgagee to provide the Mortgagor with a list of information required for the mortgagee's review in connection with a proposed transfer and, upon receipt, review such information and respond to the Mortgagor's transfer request within 60 days; and

            (ii) permitted the sole member of the Mortgagor to transfer up to 100% of its interest in the Mortgagor to its members provided that certain conditions were satisfied and such transfers were completed within 30 days after the origination date of the Mortgage Loan (which transfers were effected on or about March 13, 2006).

Schedule IIA (25) Inspection

      The Mortgaged Property with respect to the Milrand Retail Mortgage Loan (Loan No. 13732) has not been inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

Schedule IIA (26) Releases of Mortgaged Property

      In the case of the Sandpiper Apartments Mortgage Loan (Loan No. 16992), the related Loan Documents provide that an unimproved 4.8-acre parcel of the Mortgaged Property (the "Release Parcel") may be released upon the satisfaction of certain financial and other conditions, including, among other things, (i) the remaining Mortgaged Property maintaining a minimum debt-service-coverage ratio of 1.20 to 1.00 and a maximum loan-to-value ratio of 80%, (ii) the mortgagee's receipt of an acceptable survey reflecting the Release Parcel and its confirmation that the Release Parcel is not necessary to the use or operation of, or the zoning applicable to, the remaining Mortgaged Property and that the release of the Release Parcel will not materially and adversely affect the ingress and egress to and from the remaining Mortgaged Property, and (iii) the mortgagee's receipt of such endorsements to the related title insurance policy required to confirm that the Mortgage remains a valid first-priority lien on the remaining Mortgaged Property. The Mortgagor has exercised its option to obtain the release of the Release Parcel and is currently in the process of providing the mortgagee with evidence to satisfy the conditions set forth in the Loan Documents.

      In the case of the Columbia Bank Building Mortgage Loan (Loan No. 16340), the related Loan Documents provide that parking easements in favor of the Mortgage Property (the "Parking Easements") may be terminated upon the satisfaction of certain financial and other conditions, including, among other things, (i) the mortgagee's receipt of not less than ninety (90) days prior written notice together with the Mortgagor's intended plans for providing replacement parking (which plans will be subject to the mortgagee's review and approval, may include either leasing new parking from an unrelated entity and/or constructing additional parking to be leased to the Mortgagor and must provide for replacement parking within a four (4) block radius of the Mortgaged Property), and (ii) the Mortgaged Property and the remaining parking maintaining a minimum debt-service-coverage ratio of 1.20 to 1.00 (or the Mortgagor must pledge additional collateral to the extent necessary to satisfy that debt-service-coverage ratio, which additional collateral must comply with the REMIC rules and be acceptable to the mortgagee).

Schedule IIA (30) Single-Purpose Entity

      The Mortgagors with respect to the U-Store America Mortgage Loan (Loan No. 18227; $5.39MM) consist of two limited liability companies that are single-purpose entities and own the Mortgaged Property as tenants-in-common.

Schedule IIA (31) No Advances

      With respect to the Sandpiper Apartments Mortgage Loan (Loan No. 16992), an additional loan amount ($425,000) was funded by the Seller after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the related Loan Documents.

Schedule IIA (37) Escrow Deposits

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions

      Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

            Loan No.          Mortgage Loan
            --------          -------------
            16340             Columbia Bank Building
            17815             River Manor
            13732             Milrand Retail
            18486             Hampton Inn Hotel & Suites - Idaho Center
            18227             U-Store America
            17391             Heisman Square
            16992             Sandpiper Apartments
            18046             Shoppes at Red Bug
            18509             Maxwell Mini-Storage

      The Sierra Vista Square Apartments Mortgage Loan (Loan No. 15843) has a non-recourse carve-out for "fraud or misrepresentation" rather than "fraud or material misrepresentation."

      With respect to the Mayflower Apartments Mortgage Loan (Loan No. 18188), the Limited Guaranty of each principal of the Mortgagor terminates on the maturity date of such Mortgage Loan, but such termination does not affect the liability of the principals to the mortgagee with respect to (i) obligations created or incurred prior to such date or (ii) extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to, such obligations on or after such date.

      With respect to the Heisman Square Mortgage Loan (Loan No. 17391), an environmental insurance policy was obtained in lieu of obtaining any recourse liability against or a guaranty from a principal of the Mortgagor or other natural person for violations of environmental laws or breaches of environmental covenants.

Schedule IIA (43) Financial Statements

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

            Loan No.          Mortgage Loan
            --------          -------------
            16340             Columbia Bank Building
            17815             River Manor
            13732             Milrand Retail
            18486             Hampton Inn Hotel & Suites - Idaho Center
            18046             Shoppes at Red Bug

Schedule IIA (45) Fee Simple Interest

      The Mortgaged Property with respect to the Milrand Retail Mortgage Loan (Loan No. 13732) is subject to a condominium declaration dated April 26, 2005, as amended.

Schedule IIA (53) Environmental Insurance Policies

      With respect to the Heisman Square Mortgage Loan (Loan No. 17391), the related secured creditor environmental insurance policy has an expiration date that is five years beyond the term of such Mortgage Loan except that, if a default occurs with respect to such Mortgage Loan, the expiration date of such insurance policy will become the maturity date of such Mortgage Loan.

Bridger Mortgage Loans

      The following Mortgage Loans are the Bridger Mortgage Loans:

      Bank of America Building
      CGL Enterprises
      Coastal Mini Storage - Morehead City
      Columbia Bank Building
      Comfort Suites - St. Augustine
      Hampton Inn Hotel & Suites - Idaho Center
      Heisman Square
      Holcomb Street Properties Roll Up
      Maxwell Mini-Storage
      Mayflower Apartments
      Milrand Retail
      Queensdale Apartments
      River Manor
      Sandpiper Apartments
      Shoppes at Red Bug
      Sierra Vista Square Apartments
      U-Store America
      Westown Gardens Apartments